UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VARAGON CAPITAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Varagon Capital Corporation

151 West 42nd Street, 53rd Floor

New York, New York 10036

[ ], 2024

Dear Shareholder:

You are cordially invited to participate in the 2024 Annual Meeting of Shareholders (the “Meeting”) of Varagon Capital Corporation (the “Company”) to be held on June 12, 2024 at 12:00 p.m., Eastern Time. The Meeting will be held in a virtual meeting format only. You will be able to participate in the Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/VARAGON2024 and entering your control number on your proxy card or voting instruction form. Prior to the Meeting, you will be able to vote electronically at www.proxyvote.com.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to: (i) elect one member of the board of directors of the Company (the "Board") to serve until the 2027 annual meeting of shareholders and until a successor is duly elected and qualified; (ii) approve an amended and restated investment advisory agreement by and between the Company and VCC Advisors, LLC; and (iii) to transact such other business that may properly come before the Meeting. Details of the business to be conducted at the Meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to shareholders’ questions. The Board unanimously recommends that you vote FOR the proposals to be considered and voted at the Meeting.

The Company has elected to provide access to its proxy materials to its shareholders over the Internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. On or about [ ], the Company intends to mail to its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) and how to submit proxies over the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how you may request from us, free of charge, hard copies of the proxy statement, the proxy card and the Annual Report. The Company believes that providing its proxy materials over the Internet will expedite shareholders’ receipt of proxy materials, lower the costs associated with the Meeting and conserve resources.

It is important that your shares be represented at the Meeting. If you are unable to participate in the Meeting during the scheduled time, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the Proxy Statement and on the enclosed proxy card.

We look forward to your participation in the Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely Yours,
/s/ Walter J. Owens
Walter J. Owens
Chief Executive Officer and Chairman of the Board of Directors

Varagon Capital Corporation

151 West 42nd Street, 53rd Floor

New York, New York 10036

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS
To be Held on
June 12, 2024, 12:00 p.m., Eastern Time

To the Shareholders of Varagon Capital Corporation:

NOTICE IS HEREBY GIVEN THAT the 2024 Annual Meeting of Shareholders (the “Meeting”) of Varagon Capital Corporation (the “Company”) will be held on Wednesday, June 12, 2024, at 12:00 p.m., Eastern Time. The Meeting will be held in a virtual meeting format setting only, and you will be conducted via live audio webcast. It is important to note that shareholders have the same rights and opportunities by participating in the virtual meeting as they would if attending an in-person meeting. You will be able to participate in the Meeting online, vote your shares electronically and submit questions during the Meeting by visiting www.virtualshareholdermeeting.com/VARAGON2024. You must have your 16-Digit Control Number in order to access the Meeting. The Meeting will be held for the following purposes:

1.
to elect one member of the board of directors of the Company (the "Board") to serve until the 2027 annual meeting of shareholders and until a successor is duly elected and qualified;
2.
to approve an amended and restated investment advisory agreement by and between the Company and VCC Advisors, LLC; and
3.
to transact such other business as may properly come before the Meeting.

You have the right to receive notice of and to vote at the Meeting if you were a shareholder of record at the close of business on April 15, 2024. If you are unable to attend virtually, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company. Thank you for your support of the Company.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on June 12, 2024. The Company’s Proxy Statement, the proxy card, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) are available at www.virtualshareholdermeeting.com/VARAGON2024 and www.proxyvote.com. This Proxy Statement and the Annual Report also can be found on our website at www.varagon.com/vcc or the SEC’s EDGAR website at www.sec.gov.

By Order of the Board of Directors,
/s/ Walter J. Owens
Walter J. Owens
Chairman of the Board of Directors

New York, New York

[ ], 2024

This is an important meeting. To ensure proper representation at the Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or by telephone, or complete, sign, date and return the proxy card in the enclosed self-addressed envelope or vote by telephone or through the Internet.

Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting virtually. Instructions on how to vote while participating at the Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/VARAGON2024.

Varagon Capital Corporation

151 West 42nd Street, 53rd Floor

New York, New York 10036

____________________________________________________________________________________________________________

PROXY STATEMENT
2024 Annual Meeting of Shareholders
To Be Held on June 12, 2024
____________________________________________________________________________________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board") of Varagon Capital Corporation (the “Company,” “we,” “us,” or “our”) for use at the Company’s 2024 Annual Meeting of Shareholders (the “Meeting”) to be held on Wednesday, June 12, 2024, at 12:00 p.m., Eastern Time. The Meeting will be held in a virtual meeting format setting only, and will be conducted via live audio webcast. You can virtually attend the Meeting online, vote your shares electronically and submit questions during the Meeting by visiting www.virtualshareholdermeeting.com/VARAGON2024, and at any postponements or adjournments thereof. In addition, a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the "Annual Report"), and how to submit proxies over the Internet or by telephone are being mailed to our shareholders of record on or about April 15, 2024. The Annual Report and this Proxy Statement both can be accessed online at www.virtualshareholdermeeting.com/VARAGON2024 and www.proxyvote.com.

We encourage you to vote your shares, either by voting via the Internet while virtually attending the Meeting, by telephone, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or by telephone or through the Internet, and the Company receives your vote in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on your signed proxy card, the shares covered by the proxy card will be voted (i) FOR the election of the director nominee; and (ii) FOR the approval of the Amended Advisory Agreement (as defined below), in accordance with the recommendation of the Board.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.
to elect one member of the Board to serve until the 2027 annual meeting of shareholders and until a successor is duly elected and qualified;
2.
to approve an amended and restated investment advisory agreement (the "Amended Advisory Agreement") by and between the Company and VCC Advisors, LLC, the Company's investment adviser (the "Adviser" or "VCC Advisors"); and
3.
to transact such other business as may properly come before the Meeting.

Record Date and Voting Securities

The Board has fixed the close of business on April 15, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. There were [ ] shares of the Company’s common stock outstanding as of the Record Date.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, virtually or by proxy, of the holders entitled to cast a majority of the shares of common stock of the Company entitled to be cast as of the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. If a beneficial owner does not provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner's shares, and accordingly such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, abstentions are not counted as votes cast.

If a quorum is not present at the Meeting, the shareholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Voting

You may vote at the Meeting by using the control number contained in the Notice of Internet Availability of Proxy Materials or by proxy in accordance with the instructions provided below. You also may authorize a proxy through the Internet or by telephone using the web address or telephone number included in your Notice of Internet Availability of Proxy Materials. These options require you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on the proposal. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating the telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming your voting instructions prior to submission, will also receive an e-mail confirming your instructions upon request. When voting by proxy and mailing your proxy card, you are required to:

•
indicate your instructions on the proxy card;
•
date and sign the proxy card;
•
mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•
allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 11, 2024.

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to participate in the Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Meeting. If a beneficial owner does not provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner's shares.

You may receive more than one proxy statement and proxy card or voting instructions form if your shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those shares held in the applicable account. If you hold shares in more than one account, you must provide voting instructions as to all your accounts to vote all your shares.

Important notice regarding the availability of proxy materials for the Meeting. The Company’s Proxy Statement, the proxy card, and the Annual Report are available at www.virtualshareholdermeeting.com/VARAGON2024 and www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report.

If you plan to attend the Meeting and vote your shares virtually, you will need your control number located on your Notice of Internet Availability of Proxy Materials in order to be admitted to the Meeting.

Revocability of Proxies

If you are a “shareholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc. (“Broadridge”), in writing, by submitting a properly executed, later-dated proxy, or by virtually attending the Meeting online and voting your shares during the Meeting. Please send your notification to Varagon Capital Corporation, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. Any shareholder of record participating in the Meeting may vote at such time whether or not he or she has previously voted his or her shares. Shareholders have no appraisal or dissenters’ rights in connection with the proposals described herein.

Vote Required

Election of Directors. The election of a director requires the affirmative vote of a plurality of the votes cast at the Meeting or by proxy. Shareholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the director nominee. If you give no instructions on your signed proxy card, the shares covered by the proxy card will be voted FOR the election of the director nominee in accordance with the recommendation of the Board. Abstentions and broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election.

Approval of Amended Advisory Agreement. This proposal will be approved if the holders of a majority of the outstanding voting securities of the Company as of the Record Date vote in favor of the Amended Advisory Agreement. Pursuant to Section 15(a) of the 1940 Act, approval of a written contract for a person to serve or act as an investment adviser to a business development company (“BDC”) requires the vote of a “majority of the outstanding voting securities” of the Company, defined under Section 2(a)(42) of the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Company present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company, whichever is less. Because the vote on the proposal is based on the total number of shares outstanding, abstentions will have the same effect as voting “AGAINST” the approval of the proposal. If you give no instructions on your signed proxy card, the shares covered by the proxy card will be voted FOR the approval of the Amended Advisory Agreement in accordance with the recommendation of the Board. Abstentions and broker non-votes will have the effect of a vote against the proposal.

Additional Solicitation. If there are not enough votes to approve any proposals at the Meeting, the shareholders who are represented at the Meeting may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s). Abstentions will not be counted as votes cast on such adjournment and will have no effect on the adjournment vote.

In addition, the Chair of the Meeting will have the authority to adjourn the Meeting from time-to-time without notice and without the vote or approval of the shareholders.

Proxies for the Annual Meeting

The named proxies for the Meeting are Walter J. Owens, Robert J. Bourgeois and Afsar Farman-Farmaian (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item and will vote on any other matters properly presented at the Meeting in their judgment.

Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report and the cost of mailing the Notice of Internet Availability of Proxy Materials and any requested proxy materials to shareholders. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of the Adviser. The Adviser is located at 151 West 42nd Street, 53rd Floor, New York, New York 10036. No additional compensation will be paid to directors, officers or regular employees of the Company or the Adviser for such services.

Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the Securities and Exchange Commission (the “SEC”), the Company has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to shareholders on the Internet. Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting” above and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.virtualshareholdermeeting.com/VARAGON2024 and www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages Shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings of shareholders and the cost associated with the physical printing and mailing of materials, Shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the director nominee, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage ownership is based on [ ] shares outstanding as of the Record Date. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

To our knowledge, except as indicated in the footnotes to the table, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. The address of all executive officers and directors is c/o Varagon Capital Corporation, 151 West 42nd Street, 53rd Floor, New York, NY 10036.

Name and Address	Number of Shares Owned	Percentage of Shares Outstanding
Interested Director
Walter J. Owens	[ ](1)	*
Independent Directors
Nell Cady-Kruse	[ ]	*
James Gertie	—	—
Shawn Hessing	—	—
Executive Officers who are not Directors
Charles Riceman	[ ](2)	*
Kevin Marchetti	[ ](3)	*
Robert J. Bourgeois	[ ](4)	*
Directors and Executive Officers as a Group (7 persons)	[ ]	*
5% Holders
California Institute of Technology (5)	[ ]	[ ] %
Aflac Life Insurance Japan, Ltd. (6)	[ ]	[ ] %
VCBD Feeder I, LLC (7)	[ ]	[ ] %
VCBD Feeder II, LLC (8)	[ ]	[ ] %
State Teachers Retirement System of Ohio (9)	[ ]	[ ] %

* Represents less than one percent.

(1)
Mr. Owens owns [ ] shares of common stock directly and [ ] shares indirectly through VCC Professionals Fund, L.P. VCC Professionals Fund, L.P. is a private fund organized for employees of Varagon Capital Partners, L.P., the direct parent company and managing member of the Adviser ("Varagon") to invest in shares of common stock. Mr. Owens disclaims beneficial ownership of the reported shares of common stock except to the extent of his pecuniary interest therein.
(2)
Mr. Riceman owns [ ] shares of common stock directly and [ ] shares indirectly through VCC Professionals Fund, L.P. VCC Professionals Fund, L.P. is a private fund organized for employees of Varagon to invest in shares of common stock. Mr. Riceman disclaims beneficial ownership of the reported shares of common stock except to the extent of his pecuniary interest therein.
(3)
Mr. Marchetti owns [ ] shares of common stock directly and [ ] shares indirectly through VCC Professionals Fund, L.P. VCC Professionals Fund, L.P. is a private fund organized for employees of Varagon to invest in shares of common stock. Mr. Marchetti disclaims beneficial ownership of the reported shares of common stock except to the extent of his pecuniary interest therein.
(4)
Mr. Bourgeois owns [ ] shares of common stock directly and [ ] shares of common stock indirectly through VCC Professionals Fund, L.P. VCC Professionals Fund, L.P. is a private fund organized for employees of Varagon to invest in shares of common stock. Mr. Bourgeois disclaims beneficial ownership of the reported shares of common stock except to the extent of his pecuniary interest therein.
(5)
The address of California Institute of Technology is 551 S. Wilson Ave, MC 2-42, Pasadena, California 91125.
(6)
The address of Aflac Life Insurance Japan, Ltd. is 1932 Wynnton Road, Columbus, Georgia 31999.
(7)
The address of VCBD Feeder I, LLC is 151 West 42ndStreet, 53rd Floor, New York, New York 10036.
(8)
The address of VCBD Feeder II, LLC is 151 West 42ndStreet, 53rd Floor, New York, New York 10036.
(9)
The address of State Teachers Retirement System of Ohio is 275 East Broad Street, Columbus, Ohio 43215.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director		Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Director
Walter J. Owens		[ ]
Independent Directors
Nell Cady-Kruse	$	[ ]
James Gertie		None
Shawn Hessing		None

(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(2)
The dollar range of equity securities beneficially owned by directors of the Company, if applicable, is the product obtained by multiplying the current net asset value per share of the Company's common stock, times the number of shares of the Company's stock beneficially owned.

PROPOSAL I: ELECTION OF DIRECTORS

At the Meeting, shareholders are being asked to consider the election of one director of the Board. Pursuant to our charter (the "Charter") and bylaws, the Board is divided into three classes, designated Class I, Class II, and Class III. At the Meeting, a Class II director will be elected for a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year; however the initial members of the three classes had initial terms of one, two and three years, respectively. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Nell Cady-Kruse has been nominated for re-election for a three-year term until the 2027 annual meeting of shareholders or until her successor is duly elected or qualified. If elected, Ms. Cady-Kruse will continue to serve as an independent director and on the Board's Audit Committee (the "Audit Committee") and the Chair of the Board's Nominating and Corporate Governance Committee (the "NCG Committee").

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes cast at the Meeting or by proxy. A shareholder can vote for or withhold his or her vote from the director nominee. If a shareholder withholds his or her vote for a nominee, such shares will not be voted with respect to the nominee indicated. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the director nominee in accordance with the recommendation of the Board. If the director nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that Ms. Cady-Kruse will be unable or unwilling to serve.

Information about the Nominee and Directors

As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the Board has identified certain desired attributes for its directors. Each of our directors and the director nominee has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominee also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s shareholders as a whole. Our directors and the director nominee have been selected such that the Board represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the nominees for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure. There were no legal proceedings of the type described in Item 401(f)(7) and (8) of Regulation S-K, as promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in the past 10 years against any of our directors, director nominee or officers, and none are currently pending.

Nominee for Class II Directors — Term Expiring 2024

The Board has determined that Ms. Cady-Kruse is not an “interested person” (as defined in the 1940 Act) of the Company.

Independent Director
Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During the Past 5 Year	Term of Office and Length of Time Served	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Nell Cady-Kruse, 62	Director	Member of Advisory Board for Futurebank; member of Advisory Board for Inflection	Class II Director since 2022; Term expires 2024	Director and Chairperson of Barclays US and Barclays Bank Delaware; Director of Freedom Acquisition I Corp.

Ms. Nell Cady-Kruse is an industry-leading executive with over 35 years of global banking, finance and risk experience having been based in the Europe, Asia, and the U.S. She now focuses on effective board governance. Ms. Cady-Kruse was an independent director and chaired the board risk committees for Barclays US from September 2017 to December 2023 and Barclays Bank Delaware from September 2016 to December 2023. She served on the Advisory Board for Futurebank from February 2021 to December 2022. Ms. Cady-Kruse was also an independent director on the board of directors of Freedom Acquisition I Corp., a special purpose acquisition company, from May 2022 to July 2023. Prior to board service, Ms. Cady-Kruse was most recently a senior global executive at Standard Chartered Bank, as global Chief Risk Officer, Wholesale Banking, retiring in 2014. Over her career, she specialized in Leveraged Finance, Corporate Credit and Structured Finance, Portfolio Management, Private Equity, and Risk Management & Strategy, and worked at Bankers Trust, Credit Suisse, and Standard Chartered Bank. Ms. Cady-Kruse is a CFA Charterholder and holds a CIPM (Certificate in Investment Performance Measurement). She is a Leadership Fellow of the National Association of Corporate Directors

and holds a Certificate in Cybersecurity Oversight from Carnegie Mellon Software Engineering Institute. Ms. Cady-Kruse has served on numerous boards, including Bankers Trust of California, the Risk Management Institute of the National University of Singapore, Young Enterprise London, and currently serves on the Senior Advisory Board of No One Left Behind. Nell received her M.B.A. from Johnson at Cornell. She received her B.Sc. with Honors in Agricultural Economics from Cornell University. We believe Ms. Cady-Kruse’s broad experiences in the financial services sector, depth of knowledge of financial issues and corporate governance experience makes her qualified to serve as a member of our Board.

Incumbent Directors

The Board has determined that each of Mr. Hessing and Mr. Gertie is not an “interested person” (as defined in the 1940 Act) of the Company. Mr. Owens is an “interested person” due to his positions as the Chief Executive Officer of the Company, Chief Executive Officer of Varagon and member of the Adviser’s Investment Committee.

Class III Directors — Term Expiring 2025

Interested Director
Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During the Past 5 Year	Term of Office and Length of Time Served	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Walter J. Owens, 63	Chairman, Chief Executive Officer and Director	Chief Executive Officer of Varagon Capital Partners L.P. and member of the Adviser's Investment Committee	Class III Director since 2022; Term expires 2025	None.

Walter Owens is the Chief Executive Officer of Varagon Capital Corporation. He is also a member of the Adviser’s Investment Committee. Mr. Owens has deep experience in all aspects of middle market leveraged finance and has led multiple successful lending and asset management businesses over his 35-year career. Prior to Varagon, he held senior leadership roles at GE Capital, CIT, and TD Bank Group. Mr. Owens holds a B.S. from Villanova University and an M.B.A. from New York University’s Stern School of Business.

Independent Director
Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During the Past 5 Year	Term of Office and Length of Time Served	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Shawn Hessing, 66	Director	Retired	Class III Director since 2022; Term expires 2025	None

Mr. Shawn Hessing is a Strategic Advisor and Chief Compliance Officer at Tailwind Advisors since March 2018 where he is responsible for all aspects of financial control and the compliance operations across the firm. Prior to joining Tailwind, Mr. Hessing served as a member of the business development team at Blue River Partners, LLC, a premier service provider to the alternative asset industry. Prior to Blue River, he served as the Chief Financial Officer of Oak Hill Capital Partners before retiring in December 2015. At Oak Hill, Mr. Hessing was responsible for managing financial operations and implementing and transitioning new funds and management company accounting systems. Prior to joining Oak Hill, Mr. Hessing spent over 32 years at KPMG, most recently as the National Managing Partner of Private Equity, splitting time in KPMG’s New York and Fort Worth offices. Mr. Hessing also held multiple other leadership roles including the Audit Partner-in-Charge US of Private Equity, Managing Partner in the firm’s Fort Worth, TX office, and Lead Partner-Real Estate in the Southwest Region. He retired from KPMG in June 2011. Mr. Hessing earned a Bachelor of Business Administration (“BBA”) degree in Accounting from Midwestern State University, where he served on the Board of Regents and is past Chairman. He is also a Certified Public Accountant (Retired). We believe Mr. Hessing’s numerous management positions and broad experience in the accounting sector make him well qualified to serve on the Board.

Class I Director — Term Expiring 2026

Independent Director
Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During the Past 5 Year	Term of Office and Length of Time Served	Other Directorships Held by Director or Nominee for Director During Past 5 Years
James Gertie, 67	Director	Retired	Class I Director since 2022; Term expires 2026	None

Mr. James Gertie has nearly 40 years of relevant business and financial experience serving as Chief Credit or Risk Officer at a number of prominent financial institutions. Most recently, Mr. Gertie served as Chief Credit Officer at TD Bank Financial Group (“TDBFG”) from March 2009 to February 2015, where he was responsible for merging the credit groups and cultures of TD BankNorth, Commerce Bancorp and TDBFG. Prior to the merger, Mr. Gertie served as Chief Risk Officer of Commerce Bancorp where he responsible for building the firm’s Risk Management model and managing its risk operations overall. Prior to Commerce Bancorp, he served in various risk and portfolio management roles at Provident Financial Group, FleetBoston Financial and BankBoston Corporation. Mr. Gertie began his career in the Office of the Comptroller of Currency. He is a Chartered Financial Analyst and a Certified Public Accountant. Mr. Gertie received a B.S. in Accounting from LaSalle College and has completed Masters Studies at Drexel University, University of Oklahoma and University of Pittsburgh. We believe Mr. Gertie’s broad experiences in the financial services sector and business strategy and risk management makes him qualified to serve as a member of our Board.

(1) The business address of the director nominee and other directors is c/o Varagon Capital Corporation, 151 West 42nd Street, 53rd Floor, New York, NY 10036.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During the Past 5 Year
Kevin Marchetti, 43	Co-President	Partner and Co-President of Varagon Capital Partners, L.P.
Charles Riceman, 54	Co-President	Partner and Co-President of Varagon Capital Partners, L.P.
Robert J. Bourgeois, 40	Chief Financial Officer and Treasurer	Chief Financial Officer of Varagon Capital Partners, L.P.

(1) The business address of the executive officers is c/o Varagon Capital Corporation, 151 West 42nd Street, 53rd Floor, New York, NY 10036.

Kevin Marchetti, Co-President

Kevin Marchetti is a Partner and Co-Head of Direct Lending of Varagon and leads the firm’s Underwriting & Portfolio Management team as Varagon’s Chief Credit Officer. He has extensive experience in risk management and middle market leveraged finance across a range of industries and strategies. Prior to joining Varagon, Mr. Marchetti was a Senior Vice President at GE Antares Capital. He has also held senior risk positions at CIT Group and TD Bank. Mr. Marchetti earned a B.A. degree from Springfield College and an M.B.A. from The University of North Carolina at Charlotte.

Charles Riceman, Co-President

Charles Riceman is a Partner and Co-Head of Direct Lending of Varagon Capital Partners, L.P. and leads its Investment Originations and Capital Markets team. Mr. Riceman has spent his career originating, structuring, underwriting, and executing financings in support of middle market private equity clients and has over 20 years of leveraged lending experience across a variety of industries. Prior to joining Varagon Capital Partners, L.P., he was Managing Director at Golub Capital. He earned a B.S. degree from Villanova University and an M.B.A. from the Fuqua School of Business at Duke University.

Robert Bourgeois, Chief Financial Officer and Treasurer

Robert Bourgeois is a Partner of Varagon and serves as Varagon’s Chief Financial Officer. Mr. Bourgeois joined Varagon from Sixth Street Partners (“Sixth Street”) (formerly TPG Sixth Street Partners). Mr. Bourgeois held multiple roles at Sixth Street, serving as Vice President & Controller over its actively-managed credit funds and Sixth Street Specialty Lending, a publicly-traded business development company. Prior to Sixth Street, Mr. Bourgeois was responsible for the accounting and back office operations for private equity funds of TPG Capital. Mr. Bourgeois began his career at Ernst & Young in the Assurance & Advisory practices. He earned a B.B.A. in Accounting & Finance from Texas Christian University.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE NAMED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE

Director Independence

Our Board consists of four (4) members, three (3) of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of us, the Adviser, or our respective affiliates. Our Board has determined that each of Nell Cady-Kruse, James Gertie, and Shawn Hessing is not an “interested person” of us, the Adviser or their respective affiliates, which we refer to as our "Independent Directors." Based upon information requested from each such director concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the Independent Directors has a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board or any committee thereof. All of the members of the Audit Committee and the NCG Committee are Independent Directors.

Meetings and Attendance

The Board met twenty-one times during the fiscal year ended December 31, 2023 and took action on various occasions by unanimous written consent. Each of the incumbent directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which she or he served during the last fiscal year and while she or he served as a director.

Board Attendance at the Annual Meeting

The Company’s practice is to encourage its directors to attend each annual meeting of shareholders; however, such attendance is not required at this time. All of the directors attended the 2023 annual meeting of shareholders.

Leadership Structure and Oversight Responsibilities

Overall responsibility for our oversight rests with the Board. We have entered into the investment advisory agreement, dated September 6, 2023, with VCC Advisors (the "Advisory Agreement"), pursuant to which the Adviser manages our day-to-day operations and provides investment advisory services to us. The Board is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Charter. The Board consists of four (4) members, three (3) of whom are Independent Directors. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. Our Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of our Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Shareholders should note, however, that our Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

As described below, the Board has established the Audit Committee and the NCG Committee and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Walter Owens serves as Chair of our Board. Mr. Owens, as the Chief Executive Officer of the Adviser, is considered an interested person of the Company under the 1940 Act. Despite being an interested director, we believe that Mr. Owens’ history with Varagon, his familiarity with the investment platform, and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of our Board.

The designated lead Independent Director of the Board is James Gertie. We are aware of the potential conflicts that may arise when a non-independent director is Chair of the Board, but believe these potential conflicts are offset by having a designated lead Independent Director and by our strong corporate governance policies. The lead Independent Director, among other things, chairs executive sessions of the Independent Directors, acts as a liaison between the Independent Directors and the Chair of the Board, and between the Independent Directors and the officers of the Company and the Adviser, facilitates communication among the Independent Directors and the Company’s counsel, reviews and comments on Board and committee meeting agendas and calls additional meetings of the Independent Directors, as appropriate.

Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the designation of a lead Independent Director, the establishment of an audit committee and a nominating and corporate governance committee that are each comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

Our Board has considered whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. Our Board has also considered whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent Varagon Capital Corporation, 151 West 42nd Street, 53rd Floor, New York, NY 10036, Attention: Chief Compliance Officer.

Committees of the Board

Our Board has established the Audit Committee and the NCG Committee and may establish additional committees from time to time as necessary.

Audit Committee

The Audit Committee held 5 meetings during the fiscal year ended December 31, 2023 and took actions by unanimous written consent.

The Audit Committee comprises Nell Cady-Kruse, James Gertie, and Shawn Hessing, each of whom is an Independent Director. Mr. Hessing serves as the Chair of the Audit Committee. Our Board has determined that Mr. Hessing qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. The members of the Audit Committee meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm (subject to the Board’s approval), reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements.

Nominating and Corporate Governance Committee

The NCG Committee held one meeting during the fiscal year ended December 31, 2023.

The NCG Committee comprises Nell Cady-Kruse, James Gertie, and Shawn Hessing, each of whom is an Independent Director. Ms. Cady-Kruse serves as the Chair of the NCG Committee. The NCG Committee operates pursuant to a charter approved by our Board. The NCG Committee is responsible for selecting, researching and nominating directors for election by our shareholders, selecting nominees to fill vacancies on our Board or a committee thereof, developing and recommending to our Board a set of corporate governance principles and overseeing the evaluation of our Board and our management. The NCG Committee may consider nominating an individual recommended by a shareholder for election as a director.

The NCG Committee will seek candidates who possess the background, skills and expertise to make a significant contribution to our Board, the Company and our shareholders. In considering possible candidates for election as a director, the NCG Committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•
are of high character and integrity;
•
are accomplished in their respective fields, with superior credentials and recognition;
•
have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•
have sufficient time available to devote to our affairs;
•
are able to work with the other members of our Board and contribute to our success;
•
can represent the long-term interests of our shareholders as a whole; and
•
are selected such that our Board represents a range of backgrounds and experience.

We have not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Board considers and discusses diversity, among other factors, with a view toward the needs of our Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, color, ethnicity, religious creed, ancestry, citizenship status, military status, veteran status, marital status, physical disability, registered domestic partner or civil union status, national origin, medical condition, sexual orientation, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board, when identifying and recommending director nominees. Our Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a board of directors that best serves our needs and the interests of our shareholders and the Company’s long-term and strategic objectives. In addition, as part of our Board’s annual-self assessment, the Board will evaluate the membership of our Board and whether our Board maintains satisfactory policies regarding membership selection.

Compensation Committee

The Board does not currently intend to delegate any authority to a compensation committee because our executive officers will not receive any direct compensation from us. The Board, as a whole, is responsible for reviewing the reimbursement by the Company to Varagon, in its capacity as the Company's administrator (the "Administrator"), of the allocable portion of the cost of the Company's Chief Financial Officer and Chief Compliance Officer and their respective staffs and also participates in the consideration of the Independent Directors' compensation.

Practice and Policies Regarding Personal Trading and Hedging of Company Securities

The Company has established a policy designed to prohibit our executive officers, directors, and certain employees of the Adviser from purchasing or selling shares of the Company while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. The Company’s shares of common stock are not listed on any securities exchange and therefore hedging of our securities and or related activities are not applicable to the Company.

Insider Trading Policies

The Company has adopted insider trading policies and procedures governing the purchase, sale, and disposition of its securities by its officers and directors that are reasonably designed to promote compliance with insider trading laws, rules and regulations.

Code of Ethics

The Company and the Adviser have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics does not permit investments by the Adviser’s employees in securities that may be purchased or held by us. The joint code of ethics is available on the SEC’s website at www.sec.gov.

Compensation of Directors

No compensation is expected to be paid to our directors who are “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company. The Independent Directors will receive an annual fee of $80,000. The Independent Directors also will receive an additional fee of $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular meeting of the Board. In addition, the Independent Directors will receive an additional fee of $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each special Board meeting. The Independent Directors also will receive a fee of $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. The lead Independent Director will receive an additional annual fee of $7,500. The chair of our Audit Committee will receive an additional annual fee of $15,000 in lieu of fees for attending Audit Committee meetings. The chair of our NCG Committee will receive an additional annual fee of $7,500 in lieu of fees for attending NCG Committee meetings. Independent Directors will have the option of having their directors’ fees paid in shares of common stock issued at a price per share equal to the net asset value per share.

The following table sets forth compensation of the Independent Directors, for the year ended December 31, 2023 (dollars in thousands):

Name	Fees Earned or Paid in Cash (1)	All other Compensation	Total Compensation
Interested Director
Walter J. Owens	—	—	—
Independent Directors
Nell Cady-Kruse	$105	—	$105
James Gertie	$106	—	$106
Shawn Hessing	$113	—	$113

(1) For a discussion of the Independent Directors’ compensation, see above.

Transactions with Related Persons, Promoters and Certain Control Persons

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of ethics that generally prohibits officers or directors of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of ethics can generally only be obtained from the Chief Compliance Officer, the Chair of the Board or the Chair of

the Audit Committee and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Investment Advisory Agreement

On July 5, 2023, Varagon entered into an Agreement and Plan of Merger with affiliates of Man Group plc (“Man Group”), pursuant to which a newly formed indirect subsidiary of Man Group merged with and into Varagon, with Varagon surviving the merger as an indirect subsidiary of Man Group (the “Transaction”). In anticipation of the automatic termination of the prior investment advisory agreement, dated June 2, 2022, by and between the Company and VCC Advisors upon the closing of the Transaction, the Board and the Company’s shareholders approved the Advisory Agreement with the Adviser, which became effective on September 6, 2023 upon the consummation of the Transaction. Varagon's management owns, directly or indirectly, a minority interest in Varagon, the direct parent company and managing member of the Adviser. For the year ended December 31, 2023, the base management fees payable under the terms of the Advisory Agreement was approximately $1.3 million. For the year ended December 31, 2023, the income-based incentive fees payable under the terms of the Advisory Agreement was approximately $2.2 million.

Administration Agreement

We have entered into the Administration Agreement with the Administrator, pursuant to which the Administrator is responsible for providing us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. In accordance with the terms of the Administration Agreement, overhead and other administrative expenses are generally allocated between us and the Administrator by reference to the relative time spent by personnel in performing administrative and similar functions on our behalf as compared to performing administrative functions on behalf of the Administrator, its other clients or the Adviser. To the extent personnel retained by the Administrator perform administrative tasks for the Adviser, the fees incurred with respect to the actual time dedicated to such tasks will be reimbursed by the Adviser. For the fiscal year ended December 31, 2023, the Company incurred administrator expenses and other general and administrative expenses of approximately $0.3 million under the terms of the Administration Agreement.

Expense Reimbursement Agreement

We have entered into an expense reimbursement agreement (the “Expense Reimbursement Agreement”) with the Adviser, pursuant to which the Company will reimburse Varagon or the Adviser, as applicable, for the organizational and offering expenses incurred by the Company and funded by the Adviser or Varagon. The Adviser elected to incur the organizational and offering expenses associated with the Company for the period from July 31, 2019 through March 29, 2022. Such organizational and offering expenses are not reimbursable by the Company.

Any such reimbursement will be made during the first four fiscal quarters following the 24-month period after the Initial Closing, as defined below (the “Fundraising Period”). The Fundraising Period may be extended by up to an additional 18 months in the sole discretion of the Board (i.e., from 24 months to up to 42 months after the Initial Closing). For the avoidance of doubt, to the extent the Fundraising Period is extended by up to an additional 18 months in the sole discretion of the Board, the Company will reimburse the Adviser or, as applicable, Varagon, for the organizational and offering expenses incurred by the Company during the first four fiscal quarters following the extended Fundraising Period. The “Initial Closing” occurred on June 2, 2022, the first date a subscription agreement in which an investor had made capital commitments to purchase shares of common stock was accepted by the Company. On March 20, 2024, the Board determined to extend the Fundraising Period from 24 months to 42 months after the Initial Closing. As a result of the foregoing, the Company extended the period during which it may hold subsequent closings from June 2, 2024 to December 2, 2025. The Company’s obligation to reimburse the Adviser or Varagon, as applicable, under the Expense Reimbursement Agreement automatically became a liability of the Company on June 2, 2022, when the Company elected to be regulated as a BDC under the 1940 Act. For the avoidance of doubt, reimbursements under the Expense Reimbursement Agreement are not conditioned on any performance threshold and are not considered a contingent liability for accounting purposes.

Fronting Letter Agreement

On December 15, 2022, we and Varagon entered into the Fronting Letter. Pursuant to the Fronting Letter, for purposes of facilitating our funding obligations under or in connection with one or more of our portfolio investments, upon request by us or the Adviser, and the consent of Varagon, Varagon will advance up to an aggregate amount of $15.0 million to us (each advance, a “Fronted Amount”). Each Fronted Amount shall be reimbursed to Varagon by us within 90 days of receipt without any interest or fees. As of December 31, 2023, there were no Fronted Amounts due to Varagon.

Placement Agent Agreement

On May 23, 2022, the Adviser entered into an agreement with Rondout Partners, LLC (“Rondout”) on behalf of the Company, pursuant to which Rondout assisted the Company in conducting the Company’s private offering of shares (the “Offering”). Rondout provided notice of the agreement’s termination on July 18, 2023, which termination became effective on August 17, 2023.

On September 6, 2023, the Adviser entered into an agreement with Man Investments Inc. on behalf of the Company, pursuant to which Man Investments Inc. assists the Company in conducting the Offering. On October 13, 2023, the Adviser entered into an agreement with Man Investments Inc. on behalf of the Company, pursuant to which Man Investments Inc. assists the Company in conducting the Offering in Canada.

For avoidance of doubt, the Adviser or its affiliates are solely responsible for any placement or “finder’s” fees payable to any placement agents engaged by the Adviser on behalf of the Company in connection with the Offering.

PROPOSAL 2: APPROVAL OF AMENDED ADVISORY AGREEMENT

Background

VCC Advisors currently provides investment advisory services to the Company pursuant to the Advisory Agreement. In connection with the Transaction, on July 24, 2023, the Board, including all of the Independent Directors, approved the Advisory Agreement. On August 24, 2023, at a special meeting of the shareholders, the Company’s shareholders also approved the Advisory Agreement. The Advisory Agreement became effective on September 6, 2023 upon the consummation of the Transaction.

Shareholders of the Company are being asked to consider and vote on a proposal to approve the Amended Advisory Agreement. In that regard, the Board has determined that it would be in the Company’s best interest to (a) reduce the incentive fee on income payable by the Company to VCC Advisors following an initial public offering or a listing of the common stock (a “Public Listing”) from 20% of all remaining Pre-Incentive Fee Net Investment Income (as defined below) above the “catch-up” to 17.5% of all remaining Pre-Incentive Fee Net Investment Income above the “catch-up”; and (b) more accurately reflect the original intent of the parties with respect to the “three-year look back” relating to the calculation of the incentive fee on income.

The Board met on March 20, 2024, to, among other things, review and approve the Amended Advisory Agreement and recommended that the Company's shareholders approve the Amended Advisory Agreement. If the Amended Advisory Agreement is not approved by the Company’s shareholders, the Advisory Agreement will continue in effect.

Information Regarding VCC Advisors

VCC Advisors has served as the investment adviser to the Company since the commencement of the Company’s operations in June 2022. Varagon is the direct parent company and managing member of VCC Advisors. The address of VCC Advisors and Varagon is 151 West 42nd Street, 53rd Floor, New York, NY 10036.

Varagon provides VCC Advisors with experienced investment professionals, including the members of VCC Advisor’s Investment Committee, and access to Varagon’s resources. Launched in 2014, Varagon is a leading direct lender to performing, sponsor-backed U.S. middle market companies, with approximately $13.3 billion of assets under management as of December 31, 2023. Following the consummation of the Transaction, Varagon is an indirect subsidiary of Man Group and Man Group own a majority interest in Varagon and Varagon's management owns, directly or indirectly a minority interest in Varagon. Varagon believes that Man Group's extensive distribution network and operational expertise is expected to support and grow Varagon's private credit and direct lending platform.

Varagon offers complete financing solutions through a flexible and competitive product suite to middle market businesses with EBITDA generally between $10 million and $75 million. From inception (June 2014) to December 31, 2023, Varagon has invested and managed (including co-investments) over $27.0 billion in performing, senior secured loan investments across more than 310 borrowers.

Varagon believes it has built a platform with a senior management team that has extensive experience investing across the capital structure. Varagon’s senior management team members share a common investment philosophy built on a framework of assessing companies with a disciplined, fundamentals-based, deep value-approach. As of December 31, 2023, Varagon had 77 employees, 46 of whom are dedicated investment professionals, with three primary offices located in New York, New York, Fort Worth, Texas, and Chicago, Illinois. Man Group is a global active investment management firm focused on delivering attractive risk adjusted performance for clients. Headquartered in London, Man Group manages $167.5 billion in assets under management as of December 31, 2023, and operates across multiple offices globally. Man Group is listed on the London Stock Exchange under the ticker “EMG” and is a constituent of the FTSE 250 Index.

Interests of Certain Persons in the Approval of the Amended Advisory Agreement

Certain of the Company’s executive officers and the interested director of the Board are also officers and employees of VCC Advisors and Varagon. Walter Owens, our Chief Executive Officer and Chairman of our Board, is also the Chief Executive Officer of Varagon, and a member of Varagon’s Investment Committee. Kevin Marchetti, our Co-President, is also a Partner of Varagon and leads Varagon’s Underwriting & Portfolio Management team as Varagon’s Chief Credit Officer. Charles Riceman, our Co-President, is also a Partner of Varagon and leads Varagon’s Investment Originations and Capital Markets team. Robert Bourgeois, our Chief Financial Officer and Treasurer, is also a Partner of Varagon and serves as Varagon’s Chief Financial Officer. Varagon, directly and indirectly, beneficially owns [ ]% of the Company’s issued and outstanding shares of common stock as of the Record Date.

Summary of Changes in the Amended Advisory Agreement

The Board has approved, and recommends to the shareholders of the Company that they approve, the Amended Advisory Agreement. The Amended Advisory Agreement amends the Advisory Agreement as follows:

•
reduces the incentive fee on income payable by the Company to VCC Advisors following a Public Listing from 20% of all remaining Pre-Incentive Fee Net Investment Income above the “catch-up” to 17.5% of all remaining Pre-Incentive Fee Net Investment Income above the “catch-up”; and
•
more accurately reflect the original intent of the parties with respect to the “three-year look back” relating to the calculation of the incentive fee on income.

Other than the foregoing, no other material provisions of the Advisory Agreement will change. If approved, VCC Advisors will continue to provide the same services to the Company pursuant to the Amended Advisory Agreement as it currently provides pursuant to the Advisory Agreement. The terms summarized above are discussed in greater detail below. You should refer to the form of the Amended Advisory Agreement attached hereto as Annex A for its complete terms.

Advisory Agreement

Prior to a Public Listing, the amount of the incentive fee on income payable quarterly in arrears is equal to:

•
100% of the excess of the Company’s Pre-Incentive Fee Net Investment Income expressed as a rate of return on the Company’s net assets before taking into account any incentive fee on income during such period, for the immediately preceding quarter, over a preferred return of 1.75% per quarter (7% annualized), until VCC Advisors has received a “catch-up” equal to 12.5% of the Pre-Incentive Fee Net Investment Income for the immediately preceding quarter; and

•
12.5% of all remaining Pre-Incentive Fee Net Investment Income above the “catch-up.”

Quarterly Income Incentive Fee

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to the Adviser

Following a Public Listing, the amount of incentive fee on income payable quarterly in arrears will be equal to:

•
100% of the excess of the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding quarter, over a preferred return of 1.75% per quarter (7% annualized), until VCC Advisors has received a “catch-up” equal to 20% of the Pre-Incentive Fee Net Investment Income for the immediately preceding quarter; and

•
20% of all remaining Pre-Incentive Fee Net Investment Income above the “catch-up.”

Quarterly Income Incentive Fee

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to the Adviser

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income, accrued interest on the capital provided to the Company’s joint venture through subordinated certificates, and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies accrued during the quarter, minus the Company’s operating expenses for the quarter including the base management fee, expenses payable under the administration agreement, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee on income. Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with “payment-in-kind” interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The incentive fee on income for a particular quarter is subject to a cap (the “Incentive Fee Cap”). For periods prior to a Public Listing, the Incentive Fee Cap is equal to the difference between (x) 12.5% of the Cumulative Net Return (as defined below) from the calendar quarter then ending and the eleven preceding calendar quarters (such period the “Trailing Twelve Quarters”) and (y) the aggregate incentive fees on income that were paid to VCC Advisors by the Company in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters. Following a Public Listing, the Incentive Fee Cap will be equal to the difference between (x) 20% of the Cumulative Net Return during the relevant Trailing Twelve Quarters and (y) the aggregate incentive fees on income that were paid to VCC Advisors by the Company in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

Cumulative Net Return is defined as the sum of (a) Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation in respect of the relevant Trailing Twelve Quarters.

Amended Advisory Agreement

Prior to a Public Listing, under the Amended Advisory Agreement, the incentive fee on income will be calculated, subject to the Incentive Fee Cap, and payable quarterly in arrears in respect of the Trailing Twelve Quarters as follows:

•
no incentive fee in any calendar quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income in respect of the Trailing Twelve Quarters does not exceed the hurdle rate of 1.75% for such Trailing Twelve Quarters;

•
100% of the excess of the Company’s aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate until VCC Advisors has received a “catch-up” equal to 12.5% of the aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters; and

•
12.5% of the Company’s remaining aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters, if any, that exceeds the “catch-up.”

Beginning with the first full calendar quarter following a Public Listing, under the Amended Advisory Agreement, the incentive fee on income will be calculated, subject to the Incentive Fee Cap, and payable quarterly in arrears in respect of the Trailing Twelve Quarters as follows:

•
no incentive fee in any calendar quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income in respect of the Trailing Twelve Quarters does not exceed the hurdle rate of 1.75% for such Trailing Twelve Quarters;

•
100% of the excess of the Company’s aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate until VCC Advisors has received a “catch-up” equal to 17.5% of the aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters; and

•
17.5% of the Company’s remaining aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters, if any, that exceeds the “catch-up”.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income, accrued interest on the capital provided to the Company’s joint venture through subordinated certificates, and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies accrued during the relevant calendar quarter, minus the Company’s operating expenses during the relevant calendar quarters including the base management fee, expenses payable under the administration agreement, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee on income. Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with “payment-in-kind” interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The incentive fee on income for a particular quarter will continue to be subject to the Incentive Fee Cap under the Amended Advisory Agreement, and will be calculated in a manner identical as reflected in the Advisory Agreement for the period following a Public Listing. Beginning with the first full calendar quarter following a Public Listing, the Incentive Fee Cap will be equal to the difference between (x) 12.5% of the Cumulative Net Return during the Trailing Twelve Quarters and (y) the aggregate incentive fees on income that were paid to VCC Advisors by the Company in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters. Following a Public Listing, the Incentive Fee Cap will be equal to the difference between (x) 17.5% of the Cumulative Net Return during the relevant Trailing Twelve Quarters and (y) the aggregate incentive fees on income that were paid to

VCC Advisors by the Company in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

Cumulative Net Return is defined as the sum of (a) Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation in respect of the relevant Trailing Twelve Quarters.

Examples of the incentive fee on income calculation under the Amended Advisory Agreement are set forth in Annex B. Such examples are included for illustrative purposes only and are not considered part of the Amended Advisory Agreement.

The table below is intended to reflect the hypothetical incentive fee on income that would have been payable if the Amended Advisory Agreement had been in effect as of December 31, 2022, replacing the Advisory Agreement, and assuming the Company consummated a Public Listing on December 31, 2022. In that regard, the table below reflects the pro forma incentive fee on income that would have been paid under the Advisory Agreement, as well as the pro forma incentive fee on income that would have been paid under the Amended Advisory Agreement. The table below does not include the base management fee or incentive fee on capital gains payable by the Company to VCC Advisors as the foregoing fees will be identical under the Amended Advisory Agreement to the fees currently payable under the Advisory Agreement. Because these figures are hypothetical and have not been incurred by the Company, they do not correlate to the Company’s financial statements.

Year Ended December 31, 2023 (dollar amounts in thousands)	Pro Forma Fee Payable under the Advisory Agreement	Pro Forma Fee Payable under the Amended Advisory Agreement	(Decrease)/ Increase	Per Share (Decrease)/ Increase[1]	Percentage (Decrease)/ Increase
Incentive fee on income	10,453	8,981	(1,472)	(0.04)	(14.1) %

_________________

1 The per share data was derived by using the weighted average shares of 41,505,531 outstanding for the year ended December 31, 2023.

Advisory Fees and Other Fees

The following table describes the fees paid/accrued to VCC Advisors under the Advisory Agreement and Administration Agreement during the fiscal year ended December 31, 2023.

Source Agreement & Description	For the Fiscal Year Ended December 31, 2023 (in thousands)
Advisory Agreement - base management fee	$5,081
Advisory Agreement - incentive fee on income	6,052
Advisory Agreement - incentive fee on capital gains	—
Administration Agreement - administrator expenses	1,188

Board Consideration of the Amended Advisory Agreement

The Board, including all of the Independent Directors, unanimously approved the Amended Advisory Agreement on March 20, 2024.

In evaluating the Amended Advisory Agreement, the Board reviewed certain materials furnished by VCC Advisors relevant to its decision. Those materials included a copy of the Amended Advisory Agreement; a memorandum from legal counsel to the Independent Directors outlining the legal principles that are applicable to consideration of the approval of the Amended Advisory Agreement by the Board; VCC Advisor’s response to certain questions to assist in the Board’s consideration of the approval of the Amended Advisory Agreement; and other supporting documents and attachments. Representatives of VCC Advisors also discussed the calculation of the incentive fee on income and noted that the Amended Advisory Agreement more accurately reflected the original intent of the parties with respect to the “three-year look back” relating the calculation of the incentive fee on income. It was further noted that the foregoing revision in the Amended Advisory Agreement would not have changed the amount of incentive fee on income paid by the Company during fiscal year ended December 31, 2023. At the meeting held on March 20, 2024, representatives of VCC Advisors and Varagon discussed the Amended Advisory Agreement with the Board, and indicated that the Amended Advisory Agreement would not result in any changes to the advisory services provided to the Company.

In its consideration of the Amended Advisory Agreement, the Board focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Company by VCC Advisors; (b) the investment performance of the Company and VCC Advisors; (c) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives, reflected in a chart previously provided to the Board; (d) the Company’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (e) any existing and potential sources of indirect income to VCC Advisors and its affiliates from their relationships with the Company and the profitability of those relationships; (f) information about the services to be performed and the personnel who will be performing such services under the Amended Advisory Agreement; (g) the organizational capability and financial condition of VCC Advisors and its affiliates; (h) possible economies of scale arising from the Company’s size and/or anticipated growth; and (i) possible alternative fee structures or bases for determining fees.

Based on the information reviewed and discussions held with respect to each of the foregoing items, the Independent Directors concluded that the compensation payable to VCC Advisors under the Amended Advisory Agreement was reasonable in relation to the services to be provided by VCC Advisors to the Company and noted that the Amended Advisory Agreement will have the effect of reducing incentive fees on income payable to Adviser following a Public Listing. In particular, the Independent Directors noted that the nature, quality, and extent of the advisory services currently being provided by VCC Advisors to the Company were satisfactory and that the services were not expected to change under the Amended Advisory Agreement. The Independent Directors concluded that the investment performance of the Company since its election to be regulated as a BDC in June 2022 had been satisfactory when compared to that of comparable BDCs. The Independent Directors also noted that the proposed advisory fees and operating expenses were in line with, or generally less than, those of comparable BDCs and that VCC Advisors and its affiliates did not and would not receive any indirect income from the Company apart from advisory fees and administrator expenses. The Independent Directors concluded that the organizational capability and financial condition of VCC Advisors and its affiliates were adequate. Finally, the Independent Directors decided not to consider alternative fee structures as the current fee structure was consistent with that of other BDCs.

After these deliberations, the Board, including all of the Independent Directors, approved the Amended Advisory Agreement as being in the best interests of the Company and its shareholders. The Board then directed that the Amended Advisory Agreement be submitted to the Company’s shareholders for approval with the Board’s recommendation that shareholders vote to approve the Amended Advisory Agreement.

The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Principal Executive Offices

The principal executive office of each of the Company and VCC Advisors is 151 West 42nd Street, 53rd Floor, New York, NY 10036.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDED ADVISORY AGREEMENT.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee and the Board have appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Deloitte & Touche LLP also will serve as the independent registered public accounting firm for all of our wholly owned subsidiaries. Deloitte & Touche LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our wholly owned subsidiaries.

Ernst & Young LLP, our former independent registered public accounting firm, acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2023 and December 31, 2022. It is expected that a representative of Ernst & Young LLP will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer appropriate questions. As discussed below under “Change in Independent Registered Public Accounting Firm,” effective as of March 20, 2024, Ernst & Young LLP ceased serving as, and Deloitte & Touche LLP began serving as, the Company’s independent registered public accounting firm.

The following table displays fees for professional services by Ernst & Young LLP for the years ended December 31, 2023 and December 31, 2022 (dollars in thousands):

	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit Fees (1)	$666	$503
Audit-Related Fees (2)	—	—
Tax Fees (3)	58	39
All Other Fees (4)	—	—
Total Fees	$724	$542

(1) Audit fees include fees for services that normally would be provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements and that generally only an independent registered public accounting firm can provide. In addition to fees for the audit of our annual financial statements included in our Annual Reports on Form 10-K and the review of our quarterly financial statements included in our Quarterly Reports on Form 10-Q in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

(2) Audit-related services consist of fees billed, including out-of-pocket expenses, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3) Tax fees consist of fees billed, including out-of-pocket expenses, for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4) Fees for other services would include fees for products and services other than the services reported above.

Change in Independent Registered Public Accounting Firm

On March 20, 2024, upon the recommendation of the Audit Committee, the Board approved the decision to change its independent registered public accounting firm from Ernst & Young LLP to Deloitte & Touche LLP for the fiscal year ending December 31, 2024. On March 20, 2024, the Company dismissed Ernst & Young LLP as the Company’s independent registered public accounting firm and engaged Deloitte & Touche LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2024.

Ernst & Young LLP served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2023 and December 31, 2022. The audit reports of Ernst & Young LLP on the Company’s financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent period ended March 20, 2024, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, nor were there any “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.

During the two most recent fiscal years and the subsequent period ended March 20, 2024, neither the Company nor any person on its behalf has consulted with Deloitte & Touche LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are described in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.

Audit Committee’s Pre-Approval Policy on Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

The Audit Committee maintain a charter that, among other things, mandates the Audit Committee:

•
appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountant and to terminate such independent accountant as they deem appropriate;
•
pre-approve the engagement of the independent registered public accounting firm to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent registered public accounting firm), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law; and
•
pre-approve permitted non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) rendered by the independent registered public accounting firm for the Company.

During the fiscal year ended December 31, 2023, 100% of the audit and non-audit services provided by the independent registered public accounting firm for which fees were incurred by us were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Audit Committee Report*

The Audit Committee operates under a written charter adopted by our Board. The Audit Committee is currently composed of Nell Cady-Kruse, James Gertie, and Shawn Hessing, each of whom is an Independent Director.

The Audit Committee oversees the Company’s financial reporting process and system of internal control over financial reporting on behalf of the Board. Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Audit Firm Selection/Ratification

The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s registered independent auditors.

At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. Ernst & Young LLP has been the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2023 and December 31, 2022. On March 20, 2024, upon the recommendation of the Audit Committee, the Board approved the decision to change its independent registered public accounting firm from Ernst & Young LLP to Deloitte & Touche LLP for the fiscal year ending December 31, 2024.

When conducting its review of Deloitte & Touche LLP, the Audit Committee actively engaged with Deloitte & Touche LLP’s engagement partners and considered, among other factors:

•
the professional qualifications of Deloitte & Touche LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;
•
senior management’s assessment of Deloitte & Touche LLP’s performance;
•
the appropriateness of Deloitte & Touche LLP’s fees relative to both efficiency and audit quality;
•
Deloitte & Touche LLP’s independence policies and processes for maintaining its independence
•
PCAOB audit quality inspection reports on Deloitte & Touche LLP;
•
Deloitte & Touche LLP’s and its depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;
•
Deloitte & Touche LLP’s professional integrity and objectivity; and
•
the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.

As a result of this evaluation, the Audit Committee approved the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.

Audit Engagement Partner Selection

Under SEC rules and Deloitte & Touche LLP’s practice, the lead engagement audit partner is required to change every five years, and the current lead audit partner was appointed in 2024.

Audit Committee’s Pre-Approval Policy on Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

The Audit Committee maintain a charter that, among other things, mandates the Audit Committee:

•
appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountant and to terminate such independent accountant as they deem appropriate;
•
pre-approve the engagement of the independent registered public accounting firm to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent registered public accounting firm), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law; and

•
pre-approve permitted non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) rendered by the independent registered public accounting firm for the Company.

During the fiscal year ended December 31, 2023, 100% of the audit and non-audit services provided by Ernst & Young LLP, the independent registered public accounting firm for which fees were incurred by us, were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Review with Management

The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements for the fiscal year ended December 31, 2023. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, with and without management present. The Audit Committee's discussion included results of Ernst & Young LLP’s audits and the quality of the Company’s financial reporting.

The Audit Committee also discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting and as required by PCAOB Accounting Standard 16 (Communications with Audit Committees). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by PCAOB Rule 3520 (Auditor Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, other material written communications to management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the fiscal year ended December 31, 2023. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

Conclusion

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee’s review of the Company’s audited financial statements, the representations of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements as of and for the fiscal year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC. The Audit Committee also recommended to the Board the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2024.

Respectfully Submitted,

The Audit Committee

Shawn Hessing (Chair)
Nell Cady-Kruse
James Gertie

* The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information will also be available free of charge by contacting us at Varagon Capital Corporation, 151 West 42nd Street, 53rd Floor, New York, NY 10036, by telephone at (212) 235-2600, or on our website at www.varagon.com/vcc.

SUBMISSION OF SHAREHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met. The Company expects that the 2025 annual meeting of shareholders will be held in June 2025, but the exact date, time, and location of that meeting have yet to be determined.

Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2025 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before [ ]. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Varagon Capital Corporation, 151 West 42nd Street, 53rd Floor, New York, NY 10036, Attention: Afsar Farman-Farmaian, Secretary. Our NCG Committee will review all Shareholder proposals and will make recommendations to the Board for action on such proposals.

Shareholder proposals or director nominations to be presented at the 2025 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than [ ], the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting of shareholders, and not later than 5:00 p.m., Eastern Time, on [ ], the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting of shareholders. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting of shareholders, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting of shareholders and not later than the later of 5:00 p.m., Eastern Time, on the 120th day prior to the date of such annual meeting of shareholders or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SUBMISSION OF COMPLAINTS

The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer, George Talarico. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Mr. George Talarico
Chief Compliance Officer
Varagon Capital Corporation
151 West 42nd Street, 53rd Floor
New York, NY 10036

The Audit Committee Chairman may be contacted at:

Mr. Shawn Hessing
Audit Committee Chair
Varagon Capital Corporation
151 West 42nd Street, 53rd Floor
New York, NY 10036

You are kindly requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the Internet.

Online Access to Annual Reports on Form 10-K and Proxy Statements

The Notice of Annual Meeting, this Proxy Statement and the Annual Report, are available at www.varagon.com/vcc. Instead of receiving future copies of the Notice of Internet Availability of Proxy Materials by mail, you may, by following the applicable procedures described below, elect to receive these documents electronically, in which case you will receive an e-mail with a link to these documents.

Shareholders of Record: You may elect to receive the Notice of Internet Availability of Proxy Materials electronically next year in place of printed materials by logging on to www.virtualshareholdermeeting.com/VARAGON2024 and entering your control number, which you can locate on the accompanying proxy card. By doing so, you will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the Annual Report on Form 10-K, proxy statement and voting form when they become available.

Beneficial Shareholders: If you hold your shares through a broker, bank or other holder of record, you may also have the opportunity to receive copies of the Notice of Internet Availability of Proxy Materials electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other holder of record regarding the availability of this service or contact the broker, bank or other holder of record through which you hold your shares and inquire about the availability of such an option for you.

If you elect to receive your materials via the Internet, you can still request paper copies by leaving a message with Investor Relations at 212-235-2600 or by sending an e-mail to investors@varagon.com.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these shareholders notifies us that he or she wishes to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact Broadridge by calling 800-542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Similarly, you may also contact Broadridge if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

PRIVACY NOTICE

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties. A copy of our privacy policy is posted on Varagon’s website.

Pursuant to our privacy policy, we do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

We may collect non-public information about shareholders from the subscription agreements or other forms, such as name, address, account number and the types and amounts of investments, and information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity. We may disclose the information that we collect from our shareholders or former shareholders, as described above, only to our affiliates and service providers and only as allowed by applicable law or regulation. Any party that receives this information uses it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. To protect the non-public personal information of individuals, we restrict access to non-public personal information about our shareholders to employees of the Adviser and its affiliates with a legitimate business need for the information. In order to guard our shareholders’ non- public personal information, we maintain physical, electronic and procedural safeguards that are designed to comply with applicable law. Non-public personal information that we collect about our shareholders is generally stored on secured servers located in the United States. An individual shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media, such as the Internet.

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VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or Meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/VARAGON2024**

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VARAGON CAPITAL CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

Class II Director Nominee:	**For**	**Withhold**
1a. Nell Cady-Kruse	☐	☐

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Annex A

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

BETWEEN

VARAGON CAPITAL CORPORATION

AND

VCC ADVISORS, LLC

This AMENDED AND RESTATED Investment Advisory Agreement is made this [•] day of [•], 2024, by and between Varagon Capital Corporation, a Maryland corporation (the “Corporation”), and VCC Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Corporation operates as a closed-end non-diversified management investment company;

WHEREAS, the Corporation has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Corporation and the Adviser are parties to the investment advisory agreement, dated September 6, 2023, by and between the Corporation and the Adviser (the “Prior Agreement”);

WHEREAS, the Corporation and the Adviser desire to amend and restate the Prior Agreement to change the advisory fees payable to the Adviser in the event of a Public Listing (as defined herein) and to more accurately reflect the original intent of the parties with respect to the “three-year look back” relating to the calculation of the Income Incentive Fee (as defined below);

WHEREAS, the Adviser is willing to provide the investment advisory services to the Corporation in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Board and the Corporation’s shareholders have approved this amended and restated investment advisory agreement, dated [•], 2024 (this “Agreement”), by and between the Corporation and the Adviser in accordance with the requirements of the 1940 Act.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Adviser hereby agree as follows:

1.
Duties of the Adviser.

(a) The Corporation hereby retains the Adviser to act as the investment adviser to the Corporation and to manage the investment and reinvestment of the assets of the Corporation, subject to the supervision of the Corporation’s board of directors (the “Board”), for the period and upon the terms herein set forth, (i) in accordance with then-current investment objective, policies and restrictions that are set forth in the Corporation’s registration statement on Form 10, as amended from time to time (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”), and, to the extent subsequent to the effective date of the Registration Statement, any periodic report filed with the SEC, and in accordance with the investment objective, policies and restrictions set forth in the Corporation’s private placement memorandum, as amended from time, relating to the Corporation’s private offering of its common stock (the “Memorandum”) that reflects a different investment objective, policies and restrictions, whichever is filed or prepared, as the case may be, later; (ii) in accordance with the 1940 Act, the Advisers Act and all other applicable federal and state laws, rules and regulations; and (iii) in accordance with the Corporation’s articles of amendment and restatement (the “Charter”) and amended and restated bylaws (the “Bylaws”), each as amended from time to time. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) formulate and implement the Corporation’s investment program; (ii) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes; (iii) identify/source, research, evaluate and negotiate the structure of the investments made by the Corporation (including performing due diligence on prospective portfolio companies); (iv) execute, close, service and monitor the Corporation’s investments, including the exercise of any rights in its capacity as a lender; (v) determine the securities and other assets that the Corporation will originate, purchase, retain, or sell and dispose of such securities and other assets, as appropriate; (vi) exercise voting rights in respect of portfolio securities and other investments for the Corporation; and (vii) provide the Corporation (and its subsidiaries) with such other investment advisory, research, and related services as the Corporation may, from time to time, reasonably require for the investment of its funds. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Corporation to effectuate its investment decisions for the Corporation, including the execution and delivery of all documents relating to the Corporation’s investments and the placing of orders for and the purchase or sale transactions on behalf of the Corporation and its subsidiaries from time to time. In the event that the Corporation determines to acquire debt financing, the Adviser shall arrange for such financing on the Corporation’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Corporation through a subsidiary of the Corporation or a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such subsidiary or special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the 1940 Act).

(b) The Adviser hereby accepts such engagement and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c) The Adviser, subject to the prior approval of the Board and, to the extent required, the Members, may from time to time enter into one or more sub-advisory agreements with other investment advisers (each a “Sub-Adviser”) as the Adviser may believe to be particularly fitted to assist it in the performance of this Agreement; provided, however, that the compensation of any Sub-Adviser shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Corporation for the acts and omissions of any Sub-Adviser as it is for its own acts and omissions. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the 1940 Act and other applicable federal and state law.

(d) The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

(e) The Adviser shall keep and preserve for the period required by the 1940 Act any books and records relevant to the provision of its investment advisory services to the Corporation and shall specifically maintain all books and records in accordance with Section 31(a) of the 1940 Act, and the rules and regulations promulgated thereunder, with respect to the Corporation’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and shall surrender promptly to the Corporation any such records upon the Corporation’s request, provided that the Adviser may retain a copy of such records.

2.
Corporation’s Responsibilities and Expenses Payable by the Corporation.

(a) All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Corporation. The Corporation shall bear all other out-of-pocket costs and expenses of its operations and transactions, including, without limitation, those relating to: (i) organization and offering of the common stock; (ii) the Corporation’s fees and expenses related to any Liquidity Event (as defined in the Memorandum) or the wind down and/or liquidation and dissolution of the Corporation; (iii) calculating the Corporation’s net asset value (including the cost and expenses of any independent valuation firm); (iv) fees and expenses payable to third parties, including agents, consultants or other advisers, in connection with monitoring financial and legal affairs for the Corporation and in providing administrative services, monitoring the Corporation’s investments and performing due diligence on the Corporation’s prospective portfolio investments or otherwise relating to, or associated with, evaluating and making investments; (v) fees and expenses incurred in connection with debt, if any, incurred to finance the Corporation’s investments or operations, and payment of interest and repayment of principal on such debt; (vi) fees and expenses related to sales and repurchases of the common stock and other securities; (vii) investment advisory and management fees; (viii) administration fees, if any, payable under the administration agreement (the “Administration Agreement”) between the Corporation and Varagon Capital Partners, L.P. (the “Administrator”); (ix) transfer agent, sub-administrator and custodial fees; (x) expenses relating to the issue, repurchase and transfer of common stock to the extent not borne by the relevant transferring shareholders and/or assignees; (xi) federal and state registration fees; (xii) all costs associated with a Public Listing (as defined in Section 3(a)(i)); (xiii) federal, state and local taxes and other governmental charges assessed against the Corporation; (xiv) independent directors’ fees and expenses and the costs associated with convening a meeting of the Board or any committee thereof; (xv) fees and expenses and the costs associated with convening a meeting of the shareholders or holders of any preferred stock, as well as the compensation of an investor relations professional responsible for the coordination and administration of the foregoing; (xvi) costs of preparing and filing reports or other documents required by the SEC, the Financial Industry Regulatory Authority or other regulators; (xvii) costs of any reports, proxy statements or other notices to shareholders, including printing and mailing costs; (xviii) costs and expenses related to the preparation of the Corporation’s financial statements and tax returns; (xix) the Corporation’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (xx) direct costs and expenses of administration, including printing, mailing, long distance telephone, and copying; (xxi) independent auditors and outside legal costs, including legal costs associated with any requests for exemptive relief, “no-action” positions or other guidance sought from a regulator, pertaining to the Corporation; (xxii) compensation of other third-party professionals to the extent they are devoted to preparing the Corporation’s financial statements or tax returns or providing similar “back office” financial services to the Corporation; (xxiii) Adviser costs and expenses (excluding travel) in connection with identifying and investigating investment opportunities for the Corporation, monitoring the investments of the Corporation and disposing of any such investments; (xxiv) portfolio risk management costs; (xxv) commissions or brokerage fees or similar charges incurred in connection with the purchase or sale of securities (including merger fees) and other assets; (xxvi) costs and expenses attributable to normal and extraordinary investment banking, commercial banking, accounting, auditing, appraisal, valuation, administrative agent activities, custodial and registration services provided to the Corporation, including in each case services with respect to the proposed purchase or sale of securities by the Corporation that are not reimbursed by the issuer of such securities or others (whether or not such purchase or sale is consummated); (xxvii) costs of amending, restating or modifying the Charter, the Bylaws, the Agreement, the Administration Agreement or related documents of the Corporation or related entities; (xxviii) fees, costs, and expenses incurred in connection with any restructuring, initial public offering or reorganization of the Corporation or related entities, the termination, liquidation or dissolution of the Corporation or related entities, or the required redemption of all or substantially all outstanding common stock (including the fees and expenses associated with any such transaction); (xxix) the expense reimbursements set forth in the Administration Agreement; and (xxx) all other properly and reasonably chargeable expenses incurred by the Corporation or the Administrator in connection with administering the Corporation’s business, including rent and the allocable portion of the cost of the Corporation’s Chief Compliance Officer and Chief Financial Officer and their respective staffs. Notwithstanding the foregoing, the Adviser shall have the right, from time to time in its sole discretion, to waive all or a portion of the costs and expenses due and payable to the Adviser by the Corporation pursuant to this Section 2(a).

(b) For the avoidance of doubt, the Adviser or its affiliates shall be solely responsible for any placement or “finder’s” fees payable to any placement agents engaged by the Adviser or its affiliates on behalf of the Corporation in connection with the offering of securities by the Corporation.

3.
Compensation of the Adviser.

The Corporation agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The cost of both the Base Management Fee and the Incentive Fee will ultimately be borne by the Corporation’s common shareholders. The Corporation shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee. Certain capitalized terms used in this Section 3 are defined in Section 3(d) below.

(a) Base Management Fee. The Base Management Fee shall be payable quarterly in arrears and shall be appropriately prorated for any partial quarter, if any. The Base Management Fee shall be calculated as follows:

(i) Until the earlier of (A) the consummation of an initial public offering of the Corporation’s common stock or (B) the listing of the Corporation’s common stock on a national securities exchange (together, a “Public Listing”), the Base Management Fee shall be calculated at an annual rate of 0.75% of the average of the Corporation’s Adjusted Gross Assets (as defined below) at the end of the two most recently completed fiscal quarters, payable quarterly in arrears and, in the case of the first quarter-end following the Initial Closing (as defined below), at the end of such fiscal quarter-end.

(ii) Beginning with the first full calendar quarter following a Public Listing, the Base Management Fee shall be calculated at an annual rate of 1.00% of the average of the Corporation’s Adjusted Gross Assets at the end of the two most recently completed fiscal quarters, payable quarterly in arrears and, in the case of the first quarter-end following a Public Listing, at the end of such fiscal quarter-end.

(b) Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i) The first part (the “Income Incentive Fee”) shall be calculated and payable quarterly in arrears based on the aggregate Pre-Incentive Fee Net Investment Income (as defined below) in respect of the current calendar quarter and the eleven preceding calendar quarters (the “Trailing Twelve Quarters”). Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters will be compared to a hurdle amount equal to the product of (i) the “hurdle rate” of 1.75% per quarter (7% annualized) and (ii) the Corporation’s net assets (defined as the total value of the Corporation’s assets minus its total liabilities, before taking into account any Incentive Fees payable during such period) at the end of each applicable fiscal quarter comprising the relevant Trailing Twelve Quarters. Subject to this Section 3(b), the Income Incentive Fee will be based on the amount by which (x) the aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters exceeds (y) the hurdle amount in respect of the relevant Trailing Twelve Quarters, as set forth below. The Income Incentive Fee that will be paid to the Adviser in respect of a particular calendar quarter will equal the excess of the Income Incentive Fee as calculated pursuant to this Section 3(b) less the aggregate Income Incentive Fees that were paid to the Adviser during the relevant Trailing Twelve Quarters.

A. No Income Incentive Fee in any fiscal quarter in which the Corporation’s aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters does not exceed the hurdle rate of 1.75% in respect of the relevant Trailing Twelve Quarters;

B. Prior to a Public Listing:

(1) 100% of the excess of the Corporation’s aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate until the Adviser has received a “catch-up” equal to 12.5% of the aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters; and

(2) 12.5% of the Corporation’s remaining aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters, if any, that exceeds the “catch-up”;

C. Beginning with the first full calendar quarter following a Public Listing:

(1) 100% of the excess of the Corporation’s aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate until the Adviser has received a “catch-up” equal to 17.5% of the aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters; and

(2) 17.5% of the Corporation’s remaining aggregate Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters, if any, that exceeds the “catch-up”.

(ii) The second part of the Incentive Fee (the “Capital Gains Incentive Fee”) shall be determined and payable in arrears as of the end of each fiscal year (or upon termination of this Agreement as set forth below) as follows:

A. Prior to a Public Listing, the Capital Gains Incentive Fee shall equal 12.5% of the Corporation’s realized capital gains, if any, on a cumulative basis from the date of the Corporation’s election to be regulated as a BDC (“Inception”) through the end of such fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

B. Beginning with the first full calendar quarter following a Public Listing, the Capital Gains Incentive Fee shall equal (a) 17.5% of the Corporation’s realized capital gains, if any, on a cumulative basis from Inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

(c) The Income Incentive Fee for a particular quarter shall be subject to a cap (the “Incentive Fee Cap”). For the periods prior to a Public Listing, the Incentive Fee Cap shall be equal to the difference between (x) 12.5% of the Cumulative Net Return from the Trailing Twelve Quarters and (y) the aggregate Income Incentive Fees that were paid to the Adviser by the Corporation in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters. Beginning with the first full calendar quarter following a Public Listing, the Incentive Fee Cap shall be equal to the difference between (x) 17.5% of the Cumulative Net Return during the relevant Trailing Twelve Quarters and (y) the aggregate Income Incentive Fees that were paid to the Adviser by the Corporation in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Corporation shall pay no Income Incentive Fee to the Adviser in that quarter. If, in any quarter, the Incentive Fee Cap is a positive value but is less than the Income Incentive Fee calculated in accordance with the above, the Corporation shall pay the Adviser the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap is equal to or greater than the Income Incentive Fee calculated in accordance with the above, the Corporation shall pay the Adviser the Income Incentive Fee for such quarter.

(d) For purposes of Section 3:

“Adjusted Gross Assets” shall mean the accreted or amortized cost basis of the Corporation’s portfolio investments, excluding cash and cash equivalents, at the end of the two most recently completed fiscal quarters and, in the case of the first quarter-end following a Public Listing, at the end of such fiscal quarter-end. For the avoidance of doubt, Adjusted Gross Assets shall include assets purchased with borrowed amounts and shall reflect any allowance for loan losses or similar impairment that may be recognized under generally accepted accounting principles.

“Cumulative Net Return” refers to the sum of (a) Pre-Incentive Fee Net Investment Income in respect of the relevant Trailing Twelve Quarters and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation in respect of the relevant Trailing Twelve Quarters.

“Initial Closing” refers to the first date a shareholder’s subscription agreement was accepted by the Corporation, which occurred on June 2, 2022.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income, accrued interest on the subordinated certificates of Senior Direct Lending Program, the Corporation’s joint venture, and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Corporation receives from portfolio companies accrued during the relevant calendar quarters, minus the Corporation’s operating expenses during the relevant calendar quarters including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee. Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Corporation has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

4.
Covenants of the Adviser.

The Adviser covenants that it shall remain registered as an investment adviser under the Advisers Act so long as the Corporation maintains its election to be regulated as a BDC under the 1940 Act. The Adviser agrees that its activities shall at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.
Limitations on the Employment of the Adviser.

The services of the Adviser to the Corporation are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Corporation, so long as its services to the Corporation hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Corporation’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Corporation, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. While information and recommendations supplied to the Corporation shall, in the Adviser’s judgment, be appropriate under the circumstances and in light of the investment objectives and policies of the Corporation, they may be different from the information and recommendations supplied by the Adviser or its affiliates to other investment companies, funds and advisory accounts. The Corporation shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Corporation recognizes that it is not entitled to receive preferential treatment as compared with the treatment given by the Adviser to any other investment company, fund or advisory account. It is understood that directors, officers, employees and shareholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, shareholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, shareholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as shareholders or otherwise.

6.
Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, officer or employee of the Adviser or the Administrator is or becomes a director, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Corporation, and not as a manager, partner, officer or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.

7.
Portfolio Transactions and Brokerage.

To the extent brokers or dealers are utilized in portfolio transactions for the Corporation, the Adviser shall endeavor to obtain on behalf of the Corporation the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including price (including the applicable broker commission or dealer spread), size of order, the breadth of the market in the security, the price of the security, the difficulty of the execution, the operational facilities of the broker or dealer and its risk and skill in positioning blocks of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the SEC thereunder) provided to the Corporation and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer which provides such brokerage and research services a commission for executing a portfolio transaction for the Corporation which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Corporation’s portfolio, and constitutes the best net results for the Corporation.

8.
Limitation of Liability of the Adviser; Indemnification.

The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its members and the Administrator) shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation or payments for services), and the Corporation shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its members and the Administrator, each of whom shall be deemed a third-party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or the shareholders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or the shareholders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

9.
Effectiveness, Duration and Termination of the Agreement.

(a) This Agreement shall become effective as of the date first written above. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as set forth in this Section 9, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 8 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(b) The Agreement shall continue in effect for two years from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the affirmative vote of a majority of the Board, or by the affirmative vote of a majority of the outstanding voting securities of the Corporation, and (B) the affirmative vote of a majority of the directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Corporation, the Adviser, or their respective affiliates (the “Independent Directors”), in accordance with the requirements of the 1940 Act.

(c) This Agreement may be terminated at any time, without the payment of any penalty, upon not more than 60 days’ written notice, by: (i) the affirmative vote of a majority of the outstanding voting securities of the Corporation, (ii) the affirmative vote of a majority of the Board, including a majority of the Independent Directors, or (iii) the Adviser.

(d) This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

10.
Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such party may designate in writing and shall be deemed to have been given when personally delivered, mailed by certified mail, return receipt requested, sent by reliable overnight courier, or transmitted by electronic facsimile or electronic mail to the principal office of the Adviser or the Corporation, as the case may be.

11.
Waiver.

Nothing contained in this Agreement shall constitute a waiver by the Corporation of any of its legal rights under the applicable U.S. federal securities laws or any other laws whose applicability is not permitted to be contractually waived.

12.
Severability.

In the event that any provision or portion of this Agreement is determined to be invalid, illegal or unenforceable for any reason, in whole or in part, the remaining provisions or portion of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by applicable law.

13.
Amendment.

This Agreement may be amended by mutual consent, but the consent of the Corporation must be obtained in conformity with the requirements of the 1940 Act.

14.
Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the 1940 Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.

15.
Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

16.
Counterparts.

This Agreement may be executed in counterparts and delivered in .pdf or other electronic form by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date written above.

VARAGON CAPITAL CORPORATION

By:
Name: Walter J. Owens
Title: Chief Executive Officer

VCC ADVISORS, LLC

By:
Name: Walter J. Owens
Title: Chief Executive Officer

[Signature page to VCC – A&R Investment Advisory Agreement]

Annex B

Example of Calculation of the Income Incentive Fee based on Income Assumptions

Prior to Public Listing

Examples of how the Income Incentive Fee would be calculated prior to a Public Listing are as follows:

For illustrative purposes, net asset value (“NAV”) is assumed to be constant as of the beginning of all four quarters and does not give effect to gains or losses in the preceding quarters.

Quarter 1:

• NAV at the end of Quarter 1 = $100.0 million

• Quarter 1 Pre-Incentive Fee Net Investment Income = $6.0 million

• Quarter 1 Net Capital Gain = $1.0 million

• Quarter 1 Incentive Fee Hurdle = $1.75 million (calculated based on an annualized 7.00% hurdle rate on $100.0 million of NAV)

• Quarter 1 Catch-up Amount = $2.0 million (calculated based on an annualized 8.00% rate)

In Quarter 1, the pre-incentive fee net investment income of $6.0 million exceeds the Incentive Fee Hurdle of $1.75 million and the catch-up amount of $2.0 million. There are no Net Capital Losses (i.e., there is a net capital gain). As a result, the Income Incentive Fee on Income for the quarter would be $750,000.This is calculated as follows:

1) No pre-incentive fee net investment income up to the hurdle rate (i.e., up to $1.75 million);

2) 100% of the amount above the Incentive Fee Hurdle up to the catch-up amount (100% of the difference between $2.0 million and $1.75 million or $250,000);

3) 12.5% of the amount above the catch-up amount (12.5% of the difference between $6.0 million and $2.0 million: $4,000,000 X 12.5% = $500,000)

Therefore, $250,000 + $500,000 = $750,000 which is the first quarter Income Incentive Fee on Income due to the Adviser. There is no Net Capital Loss and therefore no net downward adjustment giving effect to the Incentive Fee Cap.

Quarter 2:

• NAV at the end of Quarter 2 = $100.0 million

• Quarter 2 Pre-Incentive Fee Net Investment Income = $1.5 million

• Quarter 2 Net Capital Gain = $1.0 million

• Quarter 2 Incentive Fee Hurdle = $1.75 million (calculated based on an annualized 7.00% hurdle rate on $100.0 million of NAV)

• Quarter 2 Catch-up Amount = $2.0 million (calculated based on an annualized 8.00% rate)

In Quarter 2, the pre-incentive fee net investment income of $1.5 million does not exceed the Quarter 2 Incentive Fee Hurdle of $1.75 million, but the aggregate pre-incentive fee net investment income for the Trailing Twelve Quarters of $7.5 million (Quarter 1 pre-incentive fee net investment income of $6.0 million + Quarter 2 pre-incentive fee net investment income of $1.5 million) exceeds the aggregate Incentive Fee Hurdle for the Trailing Twelve Quarters of $3.5 million ($1.75 million quarterly hurdle for 2 quarters) and the aggregate catch-up amount for the Trailing Twelve Quarters of $4.0 million ($2.0 million quarterly catch-up amount for 2 quarters). There are no Net Capital Losses. As a result, the Income Incentive Fee on Income for the quarter would be $187,500. This is calculated as follows:

1) No pre-incentive fee net investment income up to the hurdle rate (i.e., up to $3.5 million);

2) 100% of the amount above the Incentive Fee Hurdle up to the catch-up amount (100% of the difference between $4.0 million and $3.5 million or $500,000);

3) 12.5% of the amount above the catch-up amount (12.5% of the difference between $7.5 million and $4.0 million: $3,500,000 X 12.5% = $437,500);

4) Less the $750,000 paid in Quarter 1.

Therefore: $500,000 + $437,500 - $750,000 = $187,500 and is the second quarter Income Incentive Fee on Income due to the Adviser. There is no Net Capital Loss and therefore no net downward adjustment giving effect to the Incentive Fee Cap.

Quarter 3:

• NAV at the end of Quarter 3 = $100.0 million

• Quarter 3 Pre-Incentive Fee Net Investment Income = $2.0 million

• Quarter 3 Net Capital Loss = ($6.0) million

• Quarter 3 Incentive Fee Hurdle = $1.75 million (calculated based on an annualized 7.00% hurdle rate on $100.0 million of NAV)

• Quarter 3 Catch-up Amount = $2.0 million (calculated based on an annualized 8.00% rate)

In Quarter 3, the aggregate pre-incentive fee net investment income of the Trailing Twelve Quarters of $9.5 million (Quarter 1 pre-incentive fee net investment income of $6.0 million + Quarter 2 pre-incentive fee net investment income of $1.5 million + Quarter 3 pre-incentive fee net investment income of $2.0 million) exceeds the aggregate Incentive Fee Hurdle for the Trailing Twelve Quarters of $5.25 million ($1.75 million quarterly hurdle for 3 quarters) and the aggregate catch-up amount for the Trailing Twelve Quarters of $6.0 million ($2.0 million quarterly catch-up amount for 3 quarters). However, there is an aggregate Net Capital Loss of ($4.0) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply, and the calculations are as follows:

1) No pre-incentive fee net investment income up to the hurdle rate (i.e., up to $5.25 million);

2) 100% of the amount above the Incentive Fee Hurdle up to the catch-up amount (100% of the difference between $6.0 million and $5.25 million or $750,000);

3) 12.5% of the amount above the catch-up amount (12.5% of the difference between $9.5 million and $6.0 million: $3,500,000 X 12.5% = $437,500);

4) Less the $750,000 paid in Quarter 1 and $187,500paid in Quarter 2 (for $937,500).

Therefore: $750,000 + $437,500 - $937,500 = $250,000. There is however an aggregate Net Capital Loss of ($4.0) million and the Incentive Fee Cap applies.

Incentive Fee Cap of ($250,000) is calculated as:

1) 12.5% of aggregate pre-incentive fee net investment income ($9.5 million) minus aggregate Net Capital Loss ($4.0 million): 12.5% X $5.5 million= $687,500;

2) Less Incentive Fees paid in prior Quarters of $937,500.

The result is a negative number and the third quarter Income Incentive Fee on Income due to the Adviser is nil.

Quarter 4:

• NAV at the end of Quarter 4 = $100.0 million

• Quarter 4 Pre-Incentive Fee Net Investment Income = $3.5 million

• Quarter 4 Net Capital Gain = $3.0 million

• Quarter 4 Incentive Fee Hurdle = $1.75 million (calculated based on an annualized 7.00% hurdle rate on $100.0 million of NAV)

• Quarter 4 Catch-up Amount = $2.0 million (calculated based on an annualized 8.00% rate)

In Quarter 4, the aggregate pre-incentive fee net investment income of the Trailing Twelve Quarters of $13.0 million (Quarter 1 pre-incentive fee net investment income of $6.0 million + Quarter 2 pre-incentive fee net investment income of $1.5 million + Quarter 3 pre-incentive fee net investment income of $2.0 million + Quarter 4 pre-incentive fee net investment income of $3.5 million) exceeds the aggregate Incentive Fee Hurdle for the Trailing Twelve Quarters of $7.0 million ($1.75 million quarterly hurdle for 4 quarters) and the aggregate catch-up amount for the Trailing Twelve Quarters of $8.0 million ($2.0 million quarterly catch-up amount for 4 quarters). There are no Net Capital Losses for the period; however, there is an aggregate Net Capital Loss of ($1.0) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply, and the calculations are as follows:

1) No pre-incentive fee net investment income up to the hurdle rate (i.e., up to $7.0 million);

2) 100% of the amount above the Incentive Fee Hurdle up to the catch-up amount (100% of the difference between $8.0 million and $7.0 million or $1,000,000);

3) 12.5% of the amount above the catch-up amount (12.5% of the difference between $13.0 million and $8.0 million: $5,000,000 X 12.5% = $625,000);

4) Less the $937,500 paid in prior quarters.

Therefore: $1,000,000 + $625,000 - $937,500 = $687,500. There is, however, an aggregate Net Capital Loss of ($1.0) million and the Incentive Fee Cap applies.

The Incentive Fee Cap of $562,500 is calculated as follows:

1) 12.5% of aggregate pre-incentive fee net investment income ($13.0 million) minus aggregate Net Capital Loss ($1.0 million): 12.5% X $12.0 million = $1,500,000;

2) Less Incentive Fees paid in prior Quarters of $937,500.

Therefore, because the Incentive Fee Cap is positive but less than the calculated Income Incentive Fee on Income of $687,500 calculated prior to applying the Incentive Fee Cap, the incentive fee is limited to the cap and a Income Incentive Fee on Income of $562,500 is payable to the Adviser for Quarter 4.

Following a Public Listing Giving Effect to the Amended Advisory Agreement

Examples of how the Income Incentive Fee would be calculated following a Public Listing giving effect to the Amended Advisory Agreement are as follows:

For illustrative purposes, NAV is assumed to be constant as of the beginning of all four quarters and does not give effect to gains or losses in the preceding quarters.

Quarter 1:

• NAV at the end of Quarter 1 = $100.0 million

• Quarter 1 Pre-Incentive Fee Net Investment Income = $6.0 million

• Quarter 1 Net Capital Gain = $1.0 million

• Quarter 1 Incentive Fee Hurdle = $1.75 million (calculated based on an annualized 7.00% hurdle rate on $100.0 million of NAV)

• Quarter 1 Catch-up Amount = $2.1 million (calculated based on an annualized 8.48% rate)

In Quarter 1, the pre-incentive fee net investment income of $6.0 million exceeds the Incentive Fee Hurdle of $1.75 million and the catch-up amount of $2.1 million. There are no Net Capital Losses (i.e., there is a net capital gain). As a result, the Income Incentive Fee on Income for the quarter would be $1,050,000. This is calculated as follows:

1) No pre-incentive fee net investment income up to the hurdle rate (i.e., up to $1.75 million);

2) 100% of the amount above the Incentive Fee Hurdle up to the catch-up amount (100% of the difference between $2.1 million and $1.75 million or $371,212);

3) 17.5% of the amount above the catch-up amount (17.5% of the difference between $6.0 million and $2.1 million: $3,878,788 X 17.5% = $678,788)

Therefore, $371,212+ $678,788 = $1,050,000 which is the first quarter Income Incentive Fee on Income due to the Adviser. There is no Net Capital Loss and therefore no net downward adjustment giving effect to the Incentive Fee Cap.

Quarter 2:

• NAV at the end of Quarter 2 = $100.0 million

• Quarter 2 Pre-Incentive Fee Net Investment Income = $1.5 million

• Quarter 2 Net Capital Gain = $1.0 million

• Quarter 2 Incentive Fee Hurdle = $1.75 million (calculated based on an annualized 7.00% hurdle rate on $100.0 million of NAV)

• Quarter 2 Catch-up Amount = $2.1 million (calculated based on an annualized 8.48% rate)

In Quarter 2, the pre-incentive fee net investment income of $1.5 million does not exceed the Quarter 2 Incentive Fee Hurdle of $1.75 million, but the aggregate pre-incentive fee net investment income for the Trailing Twelve Quarters of $7.5 million (Quarter 1 pre-incentive fee net investment income of $6.0 million + Quarter 2 pre-incentive fee net investment income of $1.5 million) exceeds the aggregate Incentive Fee Hurdle for the Trailing Twelve Quarters of $3.5 million ($1.75 million quarterly hurdle for 2 quarters) and the aggregate catch-up amount for the Trailing Twelve Quarters of $4.2 million ($2.1 million quarterly catch-up amount for 2 quarters). There are no Net Capital Losses. As a result, the Income Incentive Fee on Income for the quarter would be $262,500. This is calculated as follows:

1) No pre-incentive fee net investment income up to the hurdle rate (i.e., up to $3.5 million);

2) 100% of the amount above the Incentive Fee Hurdle up to the catch-up amount (100% of the difference between $4.2 million and $3.5 million or

$742,424);

3) 17.5% of the amount above the catch-up amount (17.5% of the difference between $7.5 million and $4.2 million: $3,257,576 X 17.5% =

$570,076);

4) Less the $1,050,000 paid in Quarter 1.

Therefore: $742,424 + $570,076 - $1,050,000 = $262,500 and is the second quarter Income Incentive Fee on Income due to the Adviser. There is no Net Capital Loss and therefore no net downward adjustment giving effect to the Incentive Fee Cap.

Quarter 3:

• NAV at the end of Quarter 3 = $100.0 million

• Quarter 3 Pre-Incentive Fee Net Investment Income = $2.0 million

• Quarter 3 Net Capital Loss = ($6.0) million

• Quarter 3 Incentive Fee Hurdle = $1.75 million (calculated based on an annualized 7.00% hurdle rate on $100.0 million of NAV)

• Quarter 3 Catch-up Amount = $2.1 million (calculated based on an annualized 8.48% rate)

In Quarter 3, the aggregate pre-incentive fee net investment income of the Trailing Twelve Quarters of $9.5 million (Quarter 1 pre-incentive fee net investment income of $6.0 million + Quarter 2 pre-incentive fee net investment income of $1.5 million + Quarter 3 pre-incentive fee net investment income of $2.0 million) exceeds the aggregate Incentive Fee Hurdle for the Trailing Twelve Quarters of $5.25 million ($1.75 million quarterly hurdle for 3 quarters) and the aggregate catch-up amount for the Trailing Twelve Quarters of $6.36 million ($2.1 million quarterly catch-up amount for 3 quarters). However, there is an aggregate Net Capital Loss of ($4.0) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply, and the calculations are as follows:

1) No pre-incentive fee net investment income up to the hurdle rate (i.e., up to $5.25 million);

2) 100% of the amount above the Incentive Fee Hurdle up to the catch-up amount (100% of the difference between $6.36 million and $5.25 million or $1,113,636);

3) 17.5% of the amount above the catch-up amount (17.5% of the difference between $9.5 million and $6.36 million: $3,136,364 X 17.5% = $548,864);

4) Less the $1,050,000 paid in Quarter 1 and $262,500 paid in Quarter 2 (for $1,312,500).

Therefore: $1,113,636 + $548,864 - $1,312,500 = $350,000. There is however an aggregate Net Capital Loss of ($4.0) million and the Incentive Fee Cap applies.

Incentive Fee Cap of ($350,000) is calculated as:

1) 17.5% of aggregate pre-incentive fee net investment income ($9.5 million) minus aggregate Net Capital Loss ($4.0 million): 17.5% X $5.5 million= $962,500;

2) Less Incentive Fees paid in prior Quarters of $1,312,500.

The result is a negative number and the third quarter Income Incentive Fee on Income due to the Adviser is nil.

Quarter 4:

• NAV at the end of Quarter 4 = $100.0 million

• Quarter 4 Pre-Incentive Fee Net Investment Income = $3.5 million

• Quarter 4 Net Capital Gain = $3.0 million

• Quarter 4 Incentive Fee Hurdle = $1.75 million (calculated based on an annualized 7.00% hurdle rate on $100.0 million of NAV)

• Quarter 4 Catch-up Amount = $2.1 million (calculated based on an annualized 8.48% rate)

In Quarter 4, the aggregate pre-incentive fee net investment income of the Trailing Twelve Quarters of $13.0 million (Quarter 1 pre-incentive fee net investment income of $6.0 million + Quarter 2 pre-incentive fee net investment income of $1.5 million + Quarter 3 pre-incentive fee net investment income of $2.0 million + Quarter 4 pre-incentive fee net investment income of $3.5 million) exceeds the aggregate Incentive Fee Hurdle for the Trailing Twelve Quarters of $7.0 million ($1.75 million quarterly hurdle for 4 quarters) and the aggregate catch-up amount for the Trailing Twelve Quarters of $8.48 million ($2.1 million quarterly catch-up amount for 4 quarters). There are no Net Capital Losses for the period; however, there is an aggregate Net Capital Loss of ($1.0) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply, and the calculations are as follows:

1) No pre-incentive fee net investment income up to the hurdle rate (i.e., up to $7.0 million);

2) 100% of the amount above the Incentive Fee Hurdle up to the catch-up amount (100% of the difference between $8.48 million and $7.0 million or $1,484,848);

3) 17.5% of the amount above the catch-up amount (17.5% of the difference between $13.0 million and $8.48 million: $4,515,152 X 17.5% = $790,152);

4) Less the $1,312,500 paid in prior quarters.

Therefore: $1,484,848 + $790,152 - $1,312,500= $962,500. There is, however, an aggregate Net Capital Loss of ($1.0) million and the Incentive Fee Cap applies.

The Incentive Fee Cap of $787,500is calculated as follows:

1) 17.5% of aggregate pre-incentive fee net investment income ($13.0 million) minus aggregate Net Capital Loss ($1.0 million): 17.5% X $12.0 million = $2,100,000;

2) Less Incentive Fees paid in prior Quarters of $1,312,500.

Therefore, because the Incentive Fee Cap is positive but less than the calculated Income Incentive Fee on Income of $962,500 calculated prior to applying the Incentive Fee Cap, the incentive fee is limited to the cap and a Income Incentive Fee on Income of $787,500 is payable to the Adviser for Quarter 4.